================================================================================

                                 SCHEDULE 14A
                                  (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 14a-12.

                          Bancinsurance Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          Bancinsurance Corporation
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            BANCINSURANCE CORPORATION







                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD


                                  MAY 30, 2000

                                       AND

                                 PROXY STATEMENT




================================================================================


                                    IMPORTANT


                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                            BANCINSURANCE CORPORATION

                              20 East Broad Street
                                  Fourth Floor
                              Columbus, Ohio 43215

                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS




To Our Shareholders:

         The Annual Meeting of Shareholders of Bancinsurance Corporation will be held at the offices of Porter, Wright, Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio on Tuesday, May 30, 2000, at 10:00 a.m., local Columbus, Ohio time, for the following purposes:

               1. To elect six directors to serve until the next annual meeting and until their successors are duly elected and qualified.

               2. To transact such other business as may properly come before the meeting.

         You will be most welcome at the meeting, and we hope you can attend. Directors and officers of Bancinsurance Corporation and a representative of its independent public accountants will be present to answer your questions and to discuss its business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person, and your proxy will not be used.

                            BY ORDER OF THE BOARD OF DIRECTORS
Columbus, Ohio
April 21, 2000              SALLY J. CRESS, SECRETARY


           ----------------------------------------------------------
                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
           ----------------------------------------------------------

                            BANCINSURANCE CORPORATION

                              20 East Broad Street
                                  Fourth Floor
                              Columbus, Ohio 43215


                                  ------------

                                 PROXY STATEMENT


                                  ------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 30, 2000

                                  ------------


        This Proxy Statement is furnished to the shareholders of Bancinsurance Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on May 30, 2000, at 10:00 a.m., local Columbus, Ohio time, at the offices of Porter, Wright, Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio, and at any adjournment or postponement thereof. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. This Proxy Statement and the enclosed proxy will be first sent or given to the Company's shareholders on or about April 21, 2000.

        The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the meeting. In the absence of specific instructions to the contrary, the proxy will be voted FOR the nominees for director named herein and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        A proxy may be revoked by a shareholder by written notice received by the Company prior to the meeting or in person at the meeting. If a proxy is properly signed and not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. Shareholders who attend the meeting may vote in person and their proxies will not be used if such shareholder affirmatively revokes his or her proxy prior to the meeting.

        A majority of the outstanding shares of the Company will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The election of each director nominee of the Company requires the favorable vote of a plurality of all votes cast by the holders of the Company's common stock, without par value (the "Common Stock"), at a meeting at which a quorum is present. Only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Proxies that are marked "Withhold Authority" and broker non-votes are not counted toward such nominee's achievement of a plurality and, thus, will have no effect. Each other matter to be submitted to the shareholders at this meeting, if any, requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. Thus, abstentions will be counted and will have the same effect as votes cast against the proposal; broker non-votes will not be counted and will have no effect.

        The Company will bear the cost of the solicitation of proxies, including the cost of preparing and mailing the notice of the meeting, proxy statement, proxy and all papers which may hereafter be issued to supplement this Proxy Statement.

VOTING SECURITIES

        Holders of record of Common Stock at the close of business on April 6, 2000 will be entitled to vote. At that date, the Company had 5,883,789 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

        Each share of Common Stock outstanding held on the record date entitles the holder thereof to one vote upon each matter to be voted upon. The laws of Ohio under which the Company is incorporated provide for cumulative voting rights in the election of directors under certain circumstances. A shareholder must give notice in writing to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting of shareholders for the purpose of electing directors if notice of such meeting has been given at least 10 days prior thereto, and otherwise not less than 24 hours before such meeting, that he or she desires cumulative voting at such election. If an announcement of the giving of such notice is made upon convening of the meeting by the Chairman or Secretary, or by, or on behalf of, such shareholder, each holder of shares shall have cumulative voting rights in the election of directors. Cumulative voting entitles each shareholder to cumulate the voting power he or she possesses in the election of directors and give one nominee as many votes as is equal to the number of shares he or she holds multiplied by the number of directors to be elected, or to distribute his or her votes on the same principle among two or more of the nominees, as he or she sees fit.

ELECTION OF DIRECTORS

        The number of directors to be elected is six. The directors are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if authority is not withheld and the proxy is returned duly executed, will be voted for the six nominees named below. If voting is cumulative as a result of the request of a shareholder, the proxy holders designated by the Board of Directors will have discretionary authority to distribute the votes of shares subject to proxies they hold so as to elect the maximum number of nominees for director set forth herein.

        It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of the nominees as directors. In the event that any of the nominees for director should become unavailable to serve, the Board of Directors may designate a substitute nominee, in which event such shares will be voted for each substitute nominee.

        Each nominee for director was elected at the 1999 Annual Meeting of Shareholders to serve a one-year term expiring in 2000.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

        The following table sets forth certain information concerning each nominee for director.

                                                                        Directorships held in
                                                                      any company with a class
                                                                       of securities registered
                                                                       pursuant to Sections 12
                                             Director                  or 15(d) of the Securities
        Name                     Age         Since                     Exchange Act of 1934
        ----                     ---         -----                     --------------------

        Si Sokol                72             1970                             None
        John S. Sokol           37             1990                             None
        Daniel D. Harkins       70             1981                             None
        Milton O. Lustnauer     82             1981                             None
        James R. Davis          65             1987                             None
        Saul Sokol              80             1982                             None

        Si Sokol has been Chairman of the Board of Directors of the Company since 1970 and Chief Executive Officer since December 1980, and is also Chairman of the Board and Chief Executive Officer of Ohio Indemnity. Mr. Sokol served as President of the Company and Ohio Indemnity from December 1980 to June 1999. Mr. Sokol is also Chairman of American Legal Publishing Corporation. Mr. Sokol is a Director of Fifth Third Bank of Columbus, Ohio and has previously served on the boards of a number of corporations including several national banks and a federally chartered savings and loan association located in the State of Ohio. Mr. Sokol is Saul Sokol's brother and John Sokol's father.

        John S. Sokol, son of Si Sokol, was elected President of Bancinsurance Corporation and Ohio Indemnity Company in June 1999. He was Executive Vice President of Bancinsurance and Ohio Indemnity from June 1996 to June 1999 and Vice President from 1993 to 1996. Prior to that time, he served as an officer for what is now The Chase Bank of New York (formally Manufacturers Hanover and Chemical Bank) from 1989 to 1993. Mr. Sokol became a Director of Bancinsurance Corporation and Ohio Indemnity Company in 1990. He became Chairman of Paul Boardway and Associates, Inc. in 1999. He also serves on the Board of Trustees of the Central Ohio Transit Authority (COTA). He holds a B.A. degree in Economics from Denison University and a M.B.A. in Finance from Vanderbilt University.

        Daniel D. Harkins is a private investor. He also serves as a Director of Ohio Indemnity. Prior to 1987, Mr. Harkins was the owner and president of Ace Beverage Distributing Company. From 1973 to 1978, he served as General Sales Manager and International Sales Manager for several divisions of Ashland Chemical Co., and from 1978 to 1980, he served as a consultant for A. T. Kearney Inc., a management consulting firm.

        Milton O. Lustnauer is a private investor. He also serves as a Director of Ohio Indemnity. Mr. Lustnauer was co-founder of BBF, Inc., a restaurant chain, and served as Executive Vice President of that corporation from 1961 to 1969 when it was acquired by Borden Inc. Following the acquisition, he became President of BBF, Inc., a position he held from 1969 to 1973. He previously served as director of numerous corporations, including two banks.

        James R. Davis joined the Company in 1989 as the Administrator of Ohio Indemnity's Bonded Service program and was elected a Vice President of the Company in 1992. He also serves as a Director and Vice President of Ohio Indemnity. From 1986 to 1989, Mr. Davis served as an independent consultant to third party administrators of self-insured workers' compensation programs. He acted as President and Director of James R. Davis & Associates, Inc., a corporation providing cost management services, from 1980 to 1986, which he sold in 1985. He was President of Gates, McDonald & Company, a corporation providing cost management services from 1971 to 1979.

        Saul Sokol, brother of Si Sokol, is the owner of Sokol Insurance Agency. He is a chartered life underwriter (CLU) and a chartered property/casualty insurance underwriter (CPCU). He is the past president of the Columbus Life Underwriter's Association and the Columbus Chapter of Chartered Property/Casualty Underwriters. Mr. Sokol is a member of several local, state and national insurance associations. In addition, he has published a book for consumers dealing with insurance. Mr. Sokol also serves as a Director of Ohio Indemnity.

COMMITTEES OF THE BOARD; OTHER INFORMATION

        In October 1982, the Board of Directors of the Company established an Executive Committee. The Executive Committee has authority to take any action, other than filling vacancies on the Board of Directors or on any committee of the Board of Directors, that the Board of Directors may from time to time delegate to the Executive Committee. Messrs. Si Sokol, Harkins and Lustnauer currently serve as members of the Executive Committee. The Executive Committee did not meet during 1999.

        In November 1992, the Company established an Audit Committee. The Audit Committee recommends the annual appointment of the Company's auditors, with whom the Audit Committee reviews the scope of the audit and nonaudit assignments and related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacy of the Company's internal control procedures. Messrs. John Sokol, Harkins and Lustnauer currently serve as members of the Audit Committee. The Audit Committee held two meetings during 1999. All members of the Audit Committee attended the meetings.

        In June 1994, the Company established a Stock Option Committee to administer the 1994 Stock Option Plan. The Stock Option Committee consists solely of directors who are not, and have never been, employees of, or paid consultants or advisors to, the Company. The Stock Option Committee is authorized to determine to whom and at what time options may be granted. The Stock Option Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, the rate and manner of exercise, and whether the option is intended to be a Nonqualified Option or an Incentive Option. Messrs. Harkins and Lustnauer currently serve as members of the Stock Option Committee. The Stock Option Committee held one meeting during 1999. All members of the Stock Option Committee attended the meeting.

        The Company's Board of Directors held six meetings during 1999. Each of the directors attended 75% or more of the total number of Board of Directors meetings held during 1999.

COMPENSATION OF DIRECTORS

        The directors of the Company are also directors of Ohio Indemnity, which paid each non-employee director a $1,000 retainer plus $400 per meeting attended in 1999. In addition, non-employee directors received $400 for each committee meeting attended in 1999. Under the Company's 1994 Stock Option Plan, non-employee directors automatically receive an option to purchase 2,000 shares of the Common Stock on the first business day after each Annual Meeting of Shareholders, provided the director continues to serve on the Board on such date. Such options are not exercisable until one year from the date of grant and terminate on the earlier of the tenth anniversary of the date of grant or three months following the date the director ceases to be a director of the Company or becomes disabled or dies. Employee directors do not receive additional compensation from the Company or Ohio Indemnity for serving as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In May 1994, the Company entered into a Split-Dollar Insurance Agreement ("Agreement") with the Fifth-Third Bank of Columbus as Trustee ("Trustee") for the benefit of Si Sokol, the Company's Chief Executive Officer, and his spouse, Barbara K. Sokol (collectively, the "Insureds"). Pursuant to the Agreement, the Trustee has acquired a second-to-die policy on the lives of the Insureds, in the aggregate face amount of $2,700,000. The aggregate annual premium is comprised of a term and a whole life portion, of which the whole life portion is treated as an interest-free loan with the insurance policy assigned to the Company as collateral to secure the Company's interest in the policy. The term and whole life portion of the split-dollar life insurance policy equaled $1,339 and $70,380, respectively, for 1999. All premiums paid by the Company in connection with the split-dollar life insurance policy are to be repaid, in full, without interest, upon the death of the second-to-die of the Insureds. In addition, Mr. and Mrs. Sokol have contributed 15,000 shares of the Company's Common Stock to the Si and Barbara K. Sokol Irrevocable Trust dated May 6, 1994 (the "Trust"), and the Trust has pledged such shares to secure the Trustee's rights under the Agreement.

        The Company places its insurance coverages with the Sokol Insurance Agency whose principal is Saul Sokol, a director of the Company and Ohio Indemnity.

        Management believes that the transactions with affiliates, including the insurance products mentioned above, have not been material and have been made under terms that were no less favorable to the Company than those that would have been offered to or could have been obtained from unaffiliated third parties. In the future, the Company will not enter into any transactions with officers, directors, principal shareholders or affiliates, including loans, unless the terms are no less favorable to the Company than those that could be obtained from unaffiliated third parties and the transactions are approved by a majority of the Company's directors, including a majority of disinterested directors.

OWNERSHIP OF VOTING STOCK

        The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 2000 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding

Common Stock of the Company; (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table; and (iii) the directors and executive officers as a group.

 Name and Address                                    Number of Shares                   Percent
  of Beneficial                                        Beneficially                       of
      Owner                                             Owned(1,2)                     Class(2)
------------------                                 --------------------               ----------

Si Sokol                                              2,957,995(3, 4)                  50.3%
Chairman and Chief Executive Officer
20 East Broad Street, Fourth Floor
Columbus, Ohio  43215

Barbara K. Sokol                                      2,957,995(3)                     50.3%
20 East Broad Street, Fourth Floor
Columbus, Ohio  43215

John S. Sokol                                           324,247(3,4)                    5.5%
Director and President
20 East Broad Street, Fourth Floor
Columbus, Ohio  43215

Daniel D. Harkins                                        60,825(4)                      1.0%
Director
20 East Broad Street, Fourth Floor
Columbus, Ohio  43215

Milton O. Lustnauer                                     439,938(4)                      7.5%
Director
20 East Broad Street, Fourth Floor
Columbus, Ohio  43215

James R. Davis                                           41,100(4)                      0.7%
Director and Vice President
20 East Broad Street, Fourth Floor
Columbus,  Ohio  43215

Saul Sokol                                              322,842(4)                      5.5%
Director
20 East Broad Street, Fourth Floor
Columbus, Ohio  43215

Sally Cress                                              67,850(4)                      1.2%
Treasurer and Secretary
20 East Broad Street, Fourth Floor
Columbus, Ohio  43215

All directors and
executive officers as a group
(7 persons)                                           3,969,780(4)                     65.8%

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(2) Calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of March 31, 2000.

(3) Includes 2,330,144 shares owned by Barbara K. Sokol, of which 719,301 shares are owned by her as trustee for her children including 239,767 shares as trustee for John Sokol, her son, and 607,851 shares owned by Si Sokol, her husband. Included in both Mr. and Mrs. Sokol's shares are 15,750 indirectly owned shares that were contributed, 7,875 shares from each, to the Si and Barbara K. Sokol Irrevocable Trust (Fifth Third Bank as Trustee) in connection with a split-dollar insurance policy on the life of Mr. and Mrs. Sokol, for the benefit of their three children, including 5,250 shares as pledged through a collateral agreement for John Sokol, over which John Sokol shares no investment control over the Trust. The rules of the Securities and Exchange Commission require that Mr. and Mrs. Sokol's shares be aggregated for purposes of this disclosure; however, Mr. and Mrs. Sokol each disclaim any beneficial ownership of the other's shares.

(4)    Includes 20,000, 43,000, 12,000, 12,000, 25,000, 12,000 and 29,000 shares each for Messrs. Si Sokol, John Sokol, Harkins, Lustnauer, Davis, Saul Sokol and Mrs. Cress, respectively, and 153,000 shares for all directors and executive officers of the Company as a group which may be purchased pursuant to stock options exercisable within 60 days of March 31, 2000.

EXECUTIVE OFFICERS OF THE COMPANY

       Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Si Sokol, Chairman of the Board and Chief Executive Officer, John S. Sokol, President, and James R. Davis, Vice President, the following person is an executive officer of the Company.

       Sally J. Cress, age 44, has served as the Treasurer and Secretary of the Company and Ohio Indemnity since March 1985. She also serves as a Director of Ohio Indemnity.

EXECUTIVE COMPENSATION

       The following table sets forth the compensation paid or accrued by the Company and its principal subsidiaries to the Company's Chief Executive Officer and the executive officers whose salary and bonus exceeded $100,000 for the fiscal years ended December 31, 1999, 1998 and 1997, respectively.

                           SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                               Annual              Compensation
                                            Compensation              Awards
                                        ---------------------      -------------
(a)                        (b)           (c)            (d)            (g)             (i)
                                                                    Securities        All Other
Name and Principal                       Salary         Bonus        Underlying      Compensation
Position                   Year          ($)           ($)           Options (#)       ($) (1)
-------------------------------------------------------------------------------------------------

SI SOKOL(2)                1999       $ 250,000    $ 100,000           -              $   11,115
Chairman and               1998         251,846      100,000           50,000             10,603
Chief Executive Officer    1997         231,616       70,000           -                   9,930

JOHN S. SOKOL              1999         130,000       75,000           40,000             14,256
President                  1998         130,962       50,000           25,000             13,916
                           1997         125,385       25,000           25,000             12,078

JAMES R. DAVIS             1999         122,000       35,000           10,000             11,675
Vice President             1998         122,911       70,000           10,000             11,521
                           1997         118,906       70,000            5,000             10,911

SALLY J. CRESS             1999          85,812       22,000            5,000              6,289
Treasurer and Secretary    1998          83,866       20,000            5,000              5,586
                           1997          80,448       17,500            5,000              5,308

-------------

(1) Represents, for each named executive, the amount of the Corporations matching contributions to the Ohio Indemnity Company Employee 401(k) and Profit Sharing Plan (the "401(k) Plan"), effective January 1, 1996. Messrs. Si Sokol, John Sokol, Davis and Mrs. Cress are 100% vested in the 401(k) Plan as of December 31, 1999. Additionally, Mr. John Sokol and Mr. Davis are entitled to annual reimbursement for automobile expenses of $5,400 per annum, and, for Mr. Si Sokol, costs associated with the term portion of a split-dollar life insurance policy, which premium equaled $1,339, $1,138 and $967 for 1999, 1998 and 1997, respectively.

(2) The aggregate annual premium of Mr. Si Sokol's split-dollar life insurance policy is comprised of a term and a whole life portion, of which the whole life portion is treated as an interest-free loan. The premium for the whole life portion of Mr. Si Sokol's split-dollar life insurance policy equaled $70,380, $70,581 and $70,752 for 1999, 1998 and 1997, respectively, and has not been included in the Summary Compensation Table. The aggregate annual premiums associated with the split-dollar life insurance policy are to be repaid, in full, upon the second-to-die of Mr. and Mrs. Si Sokol.

        The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1999 fiscal year and the exercise price and expiration date of the options granted to such executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                            Potential Realized
                                                                             Value at Assumed
                                                                              Annual Rates of
                                                                                Stock Price
                                                                             Appreciation for
                               Individual Grants                            Option term (2)(3)
-------------------------------------------------------------------------------------------------
(a)                   (b)             (c)              (d)        (e)          (f)       (g)
                  Number of
                  Securities      % of Total
                  Underlying     Options Granted    Exercise
                    Options      to Employees in      Price    Expiration
Name               Granted(#)      Fiscal Year      ($/Sh)(1)     Date        5%($)     10%($)
-------------------------------------------------------------------------------------------------

Si Sokol                -                -               -         -            -          -

John S. Sokol(4)      40,000           53.3%         $ 5.375     7-15-09    $350,212   $557,655

James R. Davis(4)     10,000           13.3            5.375     7-15-09      87,553    139,414

Sally J. Cress((4)     5,000            6.7            5.375     7-15-09      43,777     69,707


--------------

   (1) The option price is the fair market value of the Company's common stock on the date of grant, determined in accordance with the 1994 Stock Option Plan (i.e., the closing sales price per share on the Nasdaq National Market on that date).

   (2) The dollar amounts in these columns are the product of (a) the difference between (1) the product of $5.375 (the per share market price on the date of grant) and the sum of 1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) $5.375 (the per share exercise price) and (b) the number of shares underlying the grant at the end of fiscal 1999.

(3) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value which may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether such an increase will be realized will depend not only on the efforts of the recipient of the option, but also on the conditions in the Company's industry and market area, competition, and general and local economic conditions, over which the optionee may have little or no control.

(4) These options were granted July 16, 1999 and will vest 20% every year over a five year period.

        The following table sets forth certain information regarding stock options exercised by the executive officers named in the Summary Compensation Table during the Company's 1999 fiscal year and the year-end values of unexercised options held by such executive officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


----------------------------------------------------------------------------------------------------
(a)                         (b)            (c)                (d)                        (e)
                                                                                      Value of
                                                            Number of                Unexercised
                                                           Unexercised               In-the-Money
                                                        Options at Fiscal         Options at Fiscal
                         Shares           Value            Year End (#)            Year End ($)(2)
                       Acquired on       Realized          Exercisable/             Exercisable/
Name                   Exercise (#)      ($)(1)            Unexercisable            Unexercisable

----------------------------------------------------------------------------------------------------
Si Sokol                    -                 -            10,000/40,000           $5,000/$20,000

John S. Sokol               -                 -            33,000/77,000            38,250/31,125

James R. Davis              -                 -            22,000/23,000            18,250/12,375

Sally J. Cress              -                 -            27,000/13,000             53,000/8,250

---------------

(1) Represents the difference between the per share fair market value on the date of exercise and the per option exercise price, multiplied by the number of shares to which the exercise relates.

(2) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value of $5.25 on December 31, 1999. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

         The following Compensation Committee Report and Performance Graph will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and will not otherwise be deemed filed under such Acts.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

         The Chief Executive Officer, with the advice of the Board of Directors, reviews and evaluates individual executive officers and determines the compensation for each executive officer. In general, the Company's philosophy is to attract, motivate and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance stockholder value. The Company's compensation program includes competitive base salaries annual bonus opportunities, competitive benefits and long-term awards under the Bancinsurance Corporation 1994 Stock Option Plan (the "Plan").

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Mr. Si Sokol became the Company's Chief Executive Officer in June 1980. In 1999, Mr. Sokol's base salary was $250,000. Determination of Mr. Sokol's salary was primarily based on experience and previous performance. The $100,000 cash bonus accrued to Mr. Sokol for 1999 was based primarily on the Company achieving certain specified financial performance goals and the perceptions of the Committee.

COMPENSATION OF EXECUTIVE OFFICERS

         The Company's compensation program for its executive officers is based on the following objectives:

         - Competitive pay and benefits that allow the Company to attract and retain people with skills critical to the long-term success of the Company.

         - Motivate and reward individual and team performance in attaining business objectives and maximizing shareholder value.

         - Include the granting of equity based awards so as to align the interests of executive officers with those of stockholders.

         Compensation for executive officers in 1999 consisted of base salary, bonuses, stock options and other incentive programs. Base salaries and bonuses were paid to executive officers (excluding the Chief Executive Officer) based upon each such executive officer's individual performance, duties, responsibilities, experience, the recent financial performance of the Company, and other factors.

         Stock options were awarded under the Plan to executive officers (excluding the Chief Executive Officer) in July 1999. The future determination of such awards will be based on the executive's contributions, performance and perceived ability to impact overall business results.

IMPACT OF 1993 TAX ACT CHANGES

         The Budget Reconciliation Act of 1993 (the "Act") amended the Internal Revenue Code to add Section 162(m) that bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year (the "Dollar Limitation"). A covered employee of the Company is any employee who appears in the Summary Compensation Table who is also employed by the Company on December 31. The Dollar Limitation applies to tax years beginning after 1993.

         The legislation potentially impacts three components of the Company's executive compensation package. These include base salaries, bonuses, and awards under the Plan. The Company does not believe that the legislation as amended will have any effect on the deductibility of compensation payable in 1999 to any of its executive officers.

         The Company believes that the Plan currently qualifies for the exemption provided for performance based compensation and awards under the Plan will not be subject to the Dollar Limitation.

BOARD OF DIRECTORS:

Si Sokol
John S. Sokol
Daniel D. Harkins
James R. Davis
Saul Sokol
Milton O. Lustnauer

                                PERFORMANCE GRAPH

         The following indexed graph and table indicate the Company's total stockholder return for the five year period ending December 31, 1999 as compared to the total return for the Nasdaq Stock Market (U.S.) Index and the Standard and Poor's Insurance (Property-Casualty) Index, assuming a common starting point of 100. Total return indices are weighted using beginning-period market capitalization for each of the reported time periods. Please note that the graph and table are five year historical representations and, as such, are not indicative of future performance relative to the Indices.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN


                                    [GRAPH]

                                                                           Cumulative Total Return
                                                         ----------------------------------------------------------
                                                           12/94     12/95     12/96     12/97     12/98     12/99

Bancinsurance Corporation                                 100.00     76.92    119.23    142.31    161.54    169.62
NASDAQ Stock Market (U.S.)                                100.00    141.33    173.89    213.07    300.25    542.43
S & P Insurance (Property-Casualty)                       100.00    135.40    164.53    239.33    222.69    166.00

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors is currently reviewing proposals from candidates to serve as independent certified public accountants to examine and report on the Company's financial statements for the current fiscal year, and to perform other appropriate audit, accounting and consulting services. PricewaterhouseCoopers LLP served as the Company's independent accountants and audited the Company's financial statements for the year ended December 31, 1999. Representatives of PricewaterhouseCoopers LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS FOR 2001 ANNUAL MEETING

         If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2001, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 20 East Broad Street, Fourth Floor, Columbus, Ohio 43215, prior to the close of business on March 10, 2001. Any proposal submitted after that date may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission (SEC). Copies of the reports are required by SEC regulation to be furnished to the Registrar. Based on its review of such reports and written representations from reporting persons, the Company believes that, during fiscal 1999, all filing requirements were complied with.

OTHER MATTERS

         The Company's 1999 Annual Report was furnished to shareholders prior to or concurrently with the mailing of this proxy material. Extra copies of the 1999 Annual Report are available upon request.

         As of this date, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of shareholders arise, the proxy in the enclosed form confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in accordance with their best judgment.

         UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS HEREBY SOLICITED, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO SALLY J. CRESS, SECRETARY, BANCINSURANCE CORPORATION, 20 EAST BROAD STREET, FOURTH FLOOR, COLUMBUS, OHIO 43215.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   Sally J. Cress, Secretary

April 21, 2000

                            BANCINSURANCE CORPORATION
                       20 EAST BROAD STREET, FOURTH FLOOR
                              COLUMBUS, OHIO 43215
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Daniel D. Harkins, Milton O. Lustnauer, and Si Sokol, or any of them as proxies, each with the power to appoint his substitute, and hereby authorizes them (or any of them if all shall not be present) to represent and to vote, as indicated, at the Annual Meeting of Shareholders of Bancinsurance Corporation to be held May 30, 2000, at 10:00 a.m. local time, at the offices of Porter, Wright, Morris & Arthur, 41 South High Street, 28th Floor, Columbus, Ohio, or at any adjournment thereof, upon the election of directors and, in their discretion, upon such other business as may properly come before the meeting, all the Common Shares of Bancinsurance Corporation held of record by the undersigned on April 6, 2000.

1. ELECTION OF DIRECTORS      [ ]   FOR all nominees                           [ ]   WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)         to vote for ALL nominees listed below

    James R. Davis       Saul Sokol       Daniel D. Harkins       John S. Sokol       Milton O. Lustnauer       Si Sokol

INSTRUCTION:     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
                 NAME.

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.
                                     (This Proxy Continues And Must Be Signed On The Reverse Side)

    The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 1999 Annual Report.

[ ] Please check if you plan to attend the Annual Meeting.

    PLEASE RETURN PROXY IN ENVELOPE FURNISHED.



                                                --------------------------------
                                                             (Date)



                                                --------------------------------
                                                           (Signature)


                                                --------------------------------
                                               (Second Signature, if Applicable)


                                                Please date and sign exactly as
                                                name appears above. When signing
                                                as attorney, executor,
                                                administrator, trustee, guardian
                                                or corporate officer, please
                                                give full title. All joint
                                                owners must sign. Please return
                                                promptly.